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                                                                 EXHIBIT 23.1



                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into United Artists Theatre Company's previously filed Form S-8 Registration Statement (File No. 333-65725).



                                       /S/ ARTHUR ANDERSEN LLP
                                       -------------------------
                                       ARTHUR ANDERSEN LLP


DENVER, COLORADO
APRIL 15, 1999